SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 5	-	SUBSEQUENT EVENTS

A.	On July 24, 2018 the company announced the acquisition of the majority of the shares of Road Track Holding S.L, a telematics’ company operating primarily in the Latin American region.
The company will pay the shareholders of Road Track Holding S.L $91.7 million for 81.3% of the company valuing the company at approximately $113 million. Of this, $75.7 million will be paid in cash, through a debt facility provided by the companies lending bank. An additional $12 million will be paid in the company shares. The remaining $4 million will be paid out of the company’s equity as a bonus over the coming three years to the senior management of Road Track Holding S.L who will remain with the company through the end of that period. The final acquisition price may be subject to downward adjustments depending on the full year 2018 performance of the Road Track business. Following three years of joint operations, the company will purchase the remainder of Road Track’s shares at a price based on a valuation that will be made at that time.

On September 13, 2018, the company issued a press release announcing the closing of the aforementioned acquisition of the majority of the shares of Road Track Holding S.L.A

B.	In August 2018, the Company declared a dividend in an amount of US$ 5 million. The dividend will be paid in October 2018